                           SCHEDULE 14C INFORMATION
            Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

Check the appropriate box:
/ /     Preliminary Information Statement
/ /     Confidential, for use of the Commission
        Only (as permitted by Rule 14c-5(d)(2))
/X/     Definitive Information Statement

                       PIMCO Funds: Multi-Manager Series
   -----------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required
/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
-----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
-----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
         (5)  Total fee paid:
-----------------------------------------------------------------
/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                        PIMCO INTERNATIONAL GROWTH FUND
                 A SERIES OF PIMCO FUNDS: MULTI-MANAGER SERIES

                                                                   July 17, 2000
                             INFORMATION STATEMENT

                            I.  GENERAL INFORMATION

     This Information Statement, which is first being mailed on or about July 17, 2000, is distributed in connection with the following action expected to be taken by written consent of the Majority Shareholder (as defined below) of PIMCO International Growth Fund (the "Fund"), a series of PIMCO Funds: Multi-Manager Series (the "Trust"): approval of a new Portfolio Management Agreement for the Fund in connection with the assumption of sub-advisory duties by PIMCO/Allianz International Advisors LLC (the "Proposal").

     It is expected that the Majority Shareholder will execute a written consent taking such action on or about August 7, 2000. THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The Trustees of the Trust set June 30, 2000 (the "Record Date") as the record date for determining the number of shares and the shareholders entitled to give consent and to receive this Information Statement. On the Record Date, PIMCO Advisors L.P. ("PIMCO Advisors" and also the "Majority Shareholder") owned of record or beneficially 55.2% of the outstanding shares of the Fund. PIMCO Advisors is also the Fund's investment adviser, and is sometimes referred to herein as the "Adviser" in this capacity.

     The Fund currently has one class of shares outstanding, the Institutional Class. On the Record Date, 515,179.267 Institutional Class shares of the Fund
were outstanding.   As of the Record Date, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and the Fund as a whole.

     The table below sets forth information concerning the Majority Shareholder and other persons who owned of record or beneficially more than 5% of the noted class of shares of the Fund on the Record Date.



                                                     PERCENTAGE OF
                                                      OUTSTANDING
                                         SHARES     SHARES OF CLASS
INSTITUTIONAL CLASS                       OWNED          OWNED
-------------------------------------     -----          -----
PIMCO Advisors L.P.*                   284,504.764             55.2%
800 Newport Center Drive, 6th Floor
Newport Beach, California 92660

Charles Schwab & Co. Inc.**            219,667.447            42.64%
The Schwab Building
101 Montgomery Street
San Francisco, CA  94104

________________
* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

**   Shares are believed to be held only as nominee.

     The Proposal was approved by the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund or the Adviser (the "Independent Trustees"), at an in-person meeting held on June 9, 2000.

     The Proposal must also be approved by the Fund's shareholders. This will require the consent of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. As stated above, the Majority Shareholder has indicated that, as permitted by the Trust's By-laws, it intends to execute a written consent on or about August 7, 2000, which would by itself constitute the necessary shareholder approval of the Proposal in accordance with the 1940 Act. It is expected that the Proposal will be implemented effective September 1, 2000. NO ACTION IS REQUIRED TO BE TAKEN BY YOU AS A SHAREHOLDER OF THE FUND; THIS INFORMATION STATEMENT IS FURNISHED TO YOU SOLELY FOR YOUR INFORMATION AS REQUIRED BY RELEVANT FEDERAL SECURITIES LAWS.

     FURTHER INFORMATION CONCERNING THE FUND IS CONTAINED IN TRUST'S ANNUAL REPORT (RELATING TO INSTITUTIONAL CLASS AND ADMINISTRATIVE CLASS SHARES) FOR THE FISCAL YEAR ENDED JUNE 30, 1999, AND SEMI-ANNUAL REPORT (RELATING TO INSTITUTIONAL CLASS AND ADMINISTRATIVE CLASS SHARES) FOR THE FISCAL PERIOD ENDED DECEMBER 31, 1999, EACH OF WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING TO PIMCO FUNDS: MULTI-MANAGER SERIES, 840 NEWPORT CENTER DRIVE, SUITE 300, NEWPORT BEACH, CALIFORNIA 92660, OR BY TELEPHONING 1-800-927-4645.

                                 II.  PROPOSAL

         APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT FOR THE FUND.

     At the recommendation of the Adviser, the Trustees have approved a Portfolio Management Agreement (the "Portfolio Management Agreement") between PIMCO Advisors and PIMCO/Allianz International Advisors LLC (the "Sub-Adviser"). It is expected that the Portfolio Management Agreement will be entered into on or about September 1, 2000. A description of the Portfolio Management Agreement, including the services provided thereunder, the procedures for its termination and renewal, and other services provided by the Sub-Adviser and its affiliates, is set forth below. Additional information about the Sub-Adviser is set forth below in the section entitled "Information About the Sub-Adviser."

     The Portfolio Management Agreement was approved by all the Trustees, including the Independent Trustees, at an in-person meeting held on June 9, 2000. The Trustees, including the Independent Trustees, have recommended approval of the Portfolio Management Agreement by the shareholders.

DESCRIPTION OF THE PORTFOLIO MANAGEMENT AGREEMENT

     The following discussion of the Portfolio Management Agreement is qualified in its entirety by reference to the form of Portfolio Management Agreement attached to this Information Statement as Appendix A. The Portfolio Management Agreement was approved by the Board of Trustees of the Trust, including the Independent Trustees, at a meeting held on June 9, 2000.

     As permitted by the Amended and Restated Investment Advisory Agreement between the Trust and PIMCO Advisors (the "Investment Advisory Agreement"), PIMCO Advisors has determined to retain the Sub-Adviser to manage the Fund's investment portfolio, subject to the approval of the Majority Shareholder of the Fund. As described below, under this arrangement PIMCO Advisors (and not the Fund) will pay a portion of the advisory fees it receives to the Sub-Adviser in return for the Sub-Adviser's services.

     The Portfolio Management Agreement provides that, subject to the general supervision of the Trustees and the Adviser, the Sub-Adviser shall provide a continuous investment program for the Fund and determine the composition of the Fund's investment portfolio, including determination of the purchase, retention or sale of securities, cash and other investments for the Fund. The Sub-Adviser provides such services in accordance with the Fund's investment objective, investment policies and investment restrictions as stated in the Trust's registration statement filed with the SEC, as supplemented and amended from time to time. For the services provided, PIMCO Advisors (and not the Fund) pays the Sub-Adviser a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund.

     The Portfolio Management Agreement provides that it will continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund provided such continuance is approved at least annually (a) by a vote of the majority of the entire Board of Trustees of the Trust or (b) by the vote of a majority of the outstanding voting securities of the Fund, and provided that continuance is also approved by a vote of the majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Management Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the Fund, except to the extent permitted by the terms of any exemptive relief that may be granted by the SEC or by any applicable SEC rule, and also provides that it terminates automatically in the event of its assignment (as defined by the 1940 Act).

     The Portfolio Management Agreement may be terminated at any time, without the payment of any penalty by (a) the Trust by vote of a majority of the entire Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' notice to the Sub-Adviser, (b) by the Adviser upon 60 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser upon 60 days' written notice to the Trust.

     The Portfolio Management Agreement provides that, except as required by applicable law, the Sub-Adviser and its affiliates and controlling persons shall not be liable for any act or omission or mistake in judgment connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under the agreement. In addition, the Portfolio Management Agreement provides that the Adviser and Sub-Adviser shall indemnify the other party and its affiliates and controlling persons for liability incurred by such persons arising out of the indemnifying party's responsibilities to the Trust, based on
(a) the misfeasance, malfeasance or nonfeasance of the indemnifying party or its employees, representatives, affiliates or persons acting on its behalf or (b) material inaccuracies or omissions in the Trust's registration statement made in reliance on information furnished by the indemnifying party.

     The following table lists the names of each Trustee and officer of the Trust who is also an officer, employee, director, general partner or shareholder of the Sub-Adviser.

NAME                   POSITION WITH THE TRUST     POSITION WITH THE SUB-ADVISER
--------------------------------------------------------------------------------
Stephen J. Treadway    Trustee, President and      Principal Executive Officer
                       Chief Executive Officer
--------------------------------------------------------------------------------


     TRUSTEES' CONSIDERATIONS. In approving the Portfolio Management Agreement at their June 9, 2000 meeting, the Trustees, including the Independent Trustees, requested and evaluated information about the Sub-Adviser provided by the Adviser which, in the Adviser's opinion, constituted all information reasonably necessary for the Trustees to form a judgment as to whether the Portfolio Management Agreement would be in the best interests of the Fund and its shareholders.

     In considering the Portfolio Management Agreement and the information about the Sub-Adviser provided, the Trustees placed primary emphasis upon the nature and quality of the services to be provided by the Sub-Adviser, taking into account the relative complexity of managing a fund that invests internationally. Among other matters, the Trustees considered the management style to be used by the Sub-Adviser for the Fund, which was described as an active research-driven investment management process that attempts to add value through a rigorous bottom-up stock selection process. In addition, the Trustees considered the identities and experience of the investment personnel at the Sub-Adviser who would be providing portfolio management services to the Fund, including Messrs. Udo Frank and Gerd W. Hinz, who would have primary responsibility for the day-to-day portfolio management of the Fund. The Trustees also considered information regarding the Sub-Adviser's global research capabilities.

     The Trustees also considered the fact that the Portfolio Management Agreement would have terms and conditions substantially identical to those of portfolio management agreements pursuant to which other affiliates of PIMCO Advisors provide sub-advisory services to other series of the Trust.

     The Trustees also considered that under the Portfolio Management Agreement, the Sub-Adviser may receive research services from brokers in connection with portfolio securities transactions for the Fund as described under "Other Information--Brokerage and Research Services" below. The Trustees and the Adviser foresee no material changes to the Fund's brokerage arrangements resulting from the Portfolio Management Agreement.

     After consideration of the foregoing factors and such other factors as the Trustees deemed relevant, the Trustees concluded that it would be appropriate and desirable for the Sub-Adviser to act as investment sub-adviser to the Fund pursuant to the Portfolio Management Agreement.


                            III.  OTHER INFORMATION

     The Trust is a diversified, open-end management investment company organized in 1990 as a business trust under the laws of Massachusetts. The Trust is a series type company with twenty-eight investment portfolios ("Funds") that are operational and whose shares are offered for sale. The address of the Trust is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

INFORMATION ABOUT THE SUB-ADVISER

     The Sub-Adviser, a wholly-owned subsidiary of PIMCO Advisors, is a Delaware limited liability company organized in May 23, 2000. The Sub-Adviser's address is 1345 Avenue of the Americas, 50th floor, New York, NY 10105. PIMCO Advisors is the sole member of the Sub-Adviser. Under the terms of the Sub-Adviser's limited liability company agreement, PIMCO Advisors may delegate its authority as managing member to an executive committee, but it has not yet done so.
The Sub-Adviser's principal executive officers are Udo Frank and Stephen J. Treadway. Mr. Frank is a member of the Executive Committee of PIMCO Advisors. Additional information about Mr. Treadway is provided below under "Information About PIMCO Advisors."

     Pursuant to the requirements of the 1940 Act, the Sub-Adviser intends to register with the SEC as an investment adviser prior to assuming responsibility as sub-adviser to the Fund. In accordance with the 1940 Act, the Sub-Adviser will not act as sub-adviser to the Fund and the Portfolio Management Agreement with the Sub-Adviser will not take effect unless and until the Sub-Adviser becomes so registered with the SEC.

     The Sub-Adviser does not currently provide investment advisory services to other funds.

INFORMATION ABOUT PIMCO ADVISORS

     PIMCO Advisors has acted as the investment adviser of the Fund since the Fund's inception. PIMCO Advisors is a Delaware limited partnership organized in 1987. The Adviser provides investment management and advisory services to private accounts and institutional and individual clients and to mutual funds. Total assets under management by the Adviser and its subsidiary partnerships as of May 31, 2000 were approximately $260.6 billion. PIMCO Advisors' address is 800 Newport Center Drive, Newport Beach, California 92660. During the fiscal year ended June 30, 2000, the Fund paid PIMCO Advisors $96,976 under the Investment Advisory Agreement.

     On May 5, 2000 the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners, LLC, PIMCO Holding LLC, PIMCO Advisors Holdings L.P., PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions (collectively, the "Transaction"), PIMCO Advisors is now a majority-owned indirect subsidiary of Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. The total consideration paid by Allianz AG and its subsidiaries for their interest in PIMCO Advisors was approximately $3.3 billion. Allianz AG is a European based multinational insurance and financial services holding company headquartered in Munich, Germany. Pacific Life Insurance Company is a Newport Beach, California based insurer.

     Stephen J. Treadway serves as Trustee, President and Chief Executive Officer of the Trust, as a Managing Director of PIMCO Advisors, as a principal executive officer of the Sub-Adviser, and as Chairman and President of PIMCO Funds Distributors LLC, a wholly-owned subsidiary of PIMCO Advisors and the Fund's principal underwriter. In connection with the Transaction, Mr. Treadway exchanged approximately 5,000 partnership interests in PIMCO Advisors ("PA Units") and 17,797 PIMCO Advisors Holdings L.P. limited partnership units for a total exchange value of approximately $883,383.75. In addition, Mr. Treadway entered into an employment agreement with PIMCO Advisors for an initial term of two years, beginning January 1, 2000, with automatic renewal for successive two-year periods. Mr. Treadway receives an annual salary and bonus, and is eligible to participate in certain benefit plans and programs. In addition, pursuant to the PIMCO Advisors LP Transition and Retention Plan, Mr. Treadway receives a fixed payment of $1 million per year for five years and is eligible for a performance-based award of up to $1 million per year for five years depending on the achievement of certain retail product sales targets. Additionally, 23,002.55 unvested PA Units (with a total exchange value of $891,348.81 attributable to Mr. Treadway's account balance in PIMCO Advisors' Executive Deferred Compensation Plan vested upon the closing of the Transaction and all of the PA Units owned by that plan were exchanged for cash. In addition, upon the closing of the Transaction options for 105,000 PA Units previously granted to Mr. Treadway pursuant to PIMCO Advisors' 1998 Unit Incentive Plan were converted into the right to receive cash in a total amount of $1,619,900.

     Kenneth M. Poovey, a Trustee of the Trust, is a Managing Director of PIMCO Advisors and is Chief Executive Officer of Oppenheimer Capital, a wholly-owned subsidiary of PIMCO Advisors. Mr. Poovey was elected as a Trustee of the Trust in connection with the resignation of William D. Cvengros as a Trustee of the Trust in March, 2000. In connection with the Transaction, Mr. Poovey exchanged approximately 479 PA Units for a total exchange value of $27,900. Additionally, Mr. Poovey was a managing general partner of a partnership owning PA Units, but disclaimed beneficial ownership of such PA Units. Upon completion of the Transaction, Mr. Poovey entered into an employment agreement with PIMCO Advisors for an initial term of two years, beginning January 1, 2000, with automatic renewal for successive two year periods.
Mr. Poovey receives an annual salary and is eligible to participate in certain benefit plans and programs. Pursuant to the PIMCO Advisors LP Transition and Retention Plan, Mr. Poovey receives a fixed payment of $5 million per year for two years. Additionally, 10,352.267 unvested PA Units (with an expected total exchange value of $401,150.35) attributable to Mr. Poovey's account balance in PIMCO Advisors' Executive Deferred Compensation Plan vested upon the closing of the Transaction and all of the PA Units owned by that plan were exchanged for cash. In addition, upon the closing of the Transaction options for 30,000 PA Units previously granted to Mr. Poovey pursuant to PIMCO Advisors' 1998 Unit Incentive Plan were converted into the right to receive cash in a total amount of $508,200.

     Except for the transactions discussed above, none of the Trustees purchased or sold shares of PIMCO Advisors or its parents or subsidiaries since July 1, 1999.

     On July 1, 1999, PIMCO Advisors sold its entire ownership interest in Columbus Circle Investors ("CCI"), a former subsidiary of PIMCO Advisors and the Fund's sub-adviser from its inception until July 1, 1999, to certain of CCI's employees in a transaction worth approximately $3.2 million. PIMCO Advisors assumed full portfolio management responsibility for the Fund at that time. Because of their positions with and former ownership interests in PIMCO Advisors, Messrs. Treadway and Poovey may be deemed to have had a substantial interest in the sale of CCI.

     PIMCO Advisors also serves as the Fund's administrator. During the fiscal year ended June 30, 2000, the Fund paid PIMCO Advisors $58,068 for its services as the Fund's administrator.

PRINCIPAL UNDERWRITER

     PIMCO Funds Distributors LLC (the "Distributor"), whose address is 2187 Atlantic Street, Stamford, Connecticut 06902, is the Fund's principal underwriter. PIMCO Funds Distributors LLC is a wholly-owned subsidiary of PIMCO Advisors. During the fiscal year ended June 30, 2000, the Fund did not pay any amounts to the Distributor under the Fund's Administrative Distribution (12b-1) Plan for Administrative Class shares Administrative Services Plan for Administrative Class shares.

BROKERAGE AND RESEARCH SERVICES

     Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     When the Sub-Adviser places orders for the purchase and sale of portfolio securities for the Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Sub-Adviser intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser may receive research, statistical and quotation services from many of the broker-dealers with which the Fund's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Sub-Adviser in advising its other clients, although not all of these services are necessarily useful and of value in advising the Fund. The fees paid to the Sub-Adviser are not reduced because the Sub-Adviser receives such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), under the Portfolio Management Agreement, the Sub-Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined by the 1934 Act) to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting the same transaction. The authority of the Sub-Adviser to cause the Fund to pay any such greater commission is subject to such policies as the Trustees may adopt from time to time.

     During the fiscal year ended June 30, 2000, the Fund did not pay any brokerage commissions to any broker then affiliated with the Adviser.

OTHER CHANGES

     At their June 9, 2000 meeting, the Trustees also granted approval for the Fund to change its name to "PIMCO/Allianz Select International Fund" effective on or about September 1, 2000. At the meeting, the Trustees also granted approval to change the Fund's investment objective, which is "non-fundamental," from "seeks long-term capital appreciation" to "seeks capital appreciation." Neither change requires shareholder approval.

     It is expected the Fund's administrative and distribution arrangements will remain the same after the Proposal described herein is approved and implemented.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                                                      APPENDIX A
                                                                      ----------

     Please note that the form of Portfolio Management Agreement included in this Appendix A uses the defined term "Portfolio Manager" to refer to PIMCO/Allianz International Advisors LLC, rather than the term "Sub-Adviser" which is used in the body of the Information Statement.

                    FORM OF PORTFOLIO MANAGEMENT AGREEMENT


     AGREEMENT made this ___ day of _______, 2000 between PIMCO Advisors L.P. (the "Adviser"), a limited partnership, and PIMCO/Allianz International Advisors LLC (the "Portfolio Manager"), a limited liability company.

     WHEREAS, PIMCO Funds: Multi-Manager Series (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the "1940 Act"); and

     WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series, with each such series representing interests in a separate portfolio; and

     WHEREAS, the Trust has established multiple series, including operational series and series that are expected to be operational; and

     WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the "Advisers Act"); and

     WHEREAS, the Trust has retained the Adviser to render management services to the Trust's series pursuant to an Amended and Restated Investment Advisory Agreement dated as of May 5, 2000, as supplemented on ____________, 2000, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser's responsibilities with respect to the management of such series; and

     WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

     NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1. Appointment. The Adviser hereby appoints PIMCO/Allianz International Advisors LLC to act as Portfolio Manager to PIMCO International Growth, PIMCO/Allianz Select World,

     PIMCO/Allianz New Asia, PIMCO/Allianz Europe Growth and PIMCO/Allianz Emerging Markets Funds (the "Funds") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2. Portfolio Management Duties. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund's investment objective or objectives, investment policies, and investment restrictions as stated in the Trust's registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the "Registration Statement"), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

     2.1 Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

     2.2 Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

     2.3  Is responsible, in connection with its responsibilities under this
          Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

     2.4 May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

     2.5 Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian.

     2.6 Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

     2.7 Will make available to the Trust and the Adviser, promptly upon request, any of the Funds' investment records and ledgers as are necessary to assist the Trust to comply with the requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

     2.8 Will regularly report to the Trust's Board of Trustees on the investment program for each Fund and the issuers and securities represented in the Fund's portfolio, and will furnish the Trust's Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

     2.9 Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager's knowledge:

     2.9 been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

          2.9.1 been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.


          2.9.2 been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

     4.1  Expenses of all audits by the Trust's independent public accountants;

     4.2 Expenses of the Trust's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

     4.3 Expenses of the Trust's custodial services, including recordkeeping services provided by the custodian;

     4.4 Expenses of obtaining quotations for calculating the value of each Fund's net assets;

     4.5  Expenses of obtaining Portfolio Activity Reports for each Fund;

     4.6  Expenses of maintaining the Trust's tax records;

     4.7 Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

     4.8  Taxes, if any, levied against the Trust or any of its series;

     4.9 Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;

     4.10 Costs, including the interest expenses, of borrowing money;

     4.11 Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the registration of shares with federal and state securities or insurance authorities;

     4.12 The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

     4.13 Costs of printing stock certificates, if any, representing Shares of the Trust;

     4.14 Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

     4.15 The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

     4.16 Association membership dues;

     4.17 Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

     4.18 Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

5. Compensation. For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

6. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or any Fund.

7.   Compliance.
     ----------

     (a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and
(ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

     (b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust's agent.

9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

12. Liability. Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

13. Indemnification. The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (collectively, "PM Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

     The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

14. Duration and Termination. This Agreement shall take effect as of the date hereof, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to a Fund; provided that such annual continuance is specifically approved at least annually
     (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, except to the extent permitted by any exemption or exemptions that may be granted upon application made to the SEC or by any applicable SEC rule. This Agreement may be terminated:

     14.1 by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to the Portfolio Manager;

     14.2 by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days' written notice to the Trust;

     14.3 by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Portfolio Manager.

     However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

15. Agreement and Declaration of Trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

16.  Miscellaneous.

     (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                                    PIMCO ADVISORS L.P.



                                    By:
                                        ------------------------------------
                                        Title:



                                    PIMCO/Allianz International Advisors LLC



                                    By:
                                        ------------------------------------
                                        Title:

                                  SCHEDULE A
                                  ----------

FUND                                  PORTFOLIO MANAGER                         ANNUAL FEE RATE*
----                                  -----------------                         ---------------
PIMCO International Growth Fund       PIMCO/Allianz International Advisors LLC       0.55%
PIMCO/Allianz Select World Fund       PIMCO/Allianz International Advisors LLC       0.55%
PIMCO/Allianz New Asia Fund           PIMCO/Allianz International Advisors LLC       0.80%
PIMCO/Allianz Europe Growth Fund      PIMCO/Allianz International Advisors LLC       0.55%
PIMCO/Allianz Emerging Markets Fund   PIMCO/Allianz International Advisors LLC       0.80%

* The Annual Fee Rates are based on the average daily net assets of the particular Fund taken separately.